SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CENTURY CASINOS, INC.
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(Name of Registrant as Specified In Its Charter)

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CENTURY CASINOS, INC.
1263 A Lake Plaza Drive
Colorado Springs, CO 80906

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the Annual Meeting of Stockholders of Century Casinos, Inc. (the “Company”), a Delaware corporation, will be convened on Friday, June 17, 2005, at 16:00hrs Central European Time (8:00 am. Mountain Time, 10:00 a.m. Eastern Time), for the following purposes:

1.	To elect one Class II director to the Board of Directors; and

2.	To consider and approve the adoption of the Company’s 2005 Equity Incentive Plan; and

3.	To transact such other business as may properly come before the meeting in accordance with the Company’s bylaws or any adjournment thereof.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON OR BY CALLING +1 877 903 2255 (U.S. TOLL FREE) or +1 303 928 2617 (INTERNATIONAL) WHEN PROMPTED, ENTER CONFERENCE ID: 7935899 FOLLOWED BY THE “#” SIGN. STOCKHOLDERS WHO CANNOT ATTEND IN PERSON SHOULD VOTE BY USING THE ENCLOSED PROXY.

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. YOUR VOTE IS IMPORTANT.

By order of the Board of Directors

/s/ Erwin Haitzmann

Erwin Haitzmann
Chairman of the Board

Colorado Springs, CO
May 12, 2005

CENTURY CASINOS, INC.
1263 A Lake Plaza Drive
Colorado Springs, CO 80906

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held on June 17, 2005

IN GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Century Casinos, Inc. (the “Company”), to be used at the Annual Meeting of Stockholders (the “Meeting”) to be held on June 17, 2005 at the Vienna Marriott Hotel, Parkring 2a Wien, Austria, Europe at 16:00 Central European Time (8:00 am Mountain Time and 10:00 am Eastern Time), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed material was mailed on or about May 18, 2005 to stockholders of the Company.

All properly executed proxies received at or prior to the Meeting will be voted at the Meeting. If a stockholder directs how a proxy is to be voted with respect to the business coming before the Meeting, the proxy will be voted in accordance with the stockholder’s directions. If a stockholder does not direct how a proxy is to be voted, it will be voted in favor of the election of the nominees to the Board of Directors named in this proxy statement and in favor of the adoption of the Company’s 2005 Equity Incentive Plan. A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at the above address or by a subsequently executed proxy. Stockholders may vote their shares in person if they attend the Meeting, even if they have executed and returned a proxy. If no instructions are indicated on the proxy, the shares will be voted in favor of the proposals presented in this proxy statement, and in the proxy holder’s discretion for any other matters presented in accordance with the Company’s bylaws to be considered at the Meeting.

The matters to be brought before the Meeting are the election of one Class II director of the Board of Directors, the adoption of the Company’s 2005 Equity Incentive Plan, and the transaction of such other business that has been brought forward in accordance with the Company’s bylaws, or as may come before the Meeting.

Expenses in connection with the solicitation of proxies in regard to the proposals brought forward by the Company and included in this proxy statement will be paid by the Company.

Proxies are being solicited by mail, and, in addition, directors, officers and regular employees of the Company (who will not receive any additional compensation) may solicit proxies personally, by telephone, by email, or by special correspondence. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of the Company’s common stock.

VOTING SECURITIES

Only stockholders of record at the close of business on May 11, 2005, will be entitled to vote at the Meeting. On that date, there were issued and outstanding 13,754,900 shares of the Company’s $.01 par value common stock, the only class of voting securities of the Company. Each share of common stock is entitled to one vote per share. Cumulative voting in the election of directors is not permitted.

       A majority of the number of the outstanding shares of common stock, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Of the votes cast at the Meeting, a vote of the holders of a majority of the common stock present, either in person or by proxy, and entitled to vote, is required to elect each director nominee, and to approve the adoption of the Company’s 2005 Equity Incentive Plan.

In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for certain nominees for director. Abstentions are counted for purposes of determining a quorum to conduct business, but are ignored in vote tabulation, thereby increasing the number of votes necessary to approve any proposal. The inspectors of election will treat any shares held by brokers or nominees for which they have no discretionary power to vote on a particular matter and for which they have received no instructions from the beneficial owners or persons entitled to vote (“broker non-votes”) as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matters as to which the broker has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not entitled to vote with respect to that matter (even though those shares may be entitled to vote on other matters).

All shares of Common Stock will vote as a single class. Neither the Company’s Certificate of Incorporation nor its Bylaws provide for cumulative voting rights.

STOCKHOLDER PROPOSALS

If you wish to present a proposal for inclusion in the proxy statement and form of proxy for consideration at our 2006 Annual Meeting of Stockholders, you must submit your proposals to the attention of our Secretary at our principal executive office no later than January 12, 2006. In order for a stockholder proposal to be properly considered at the 2006 Annual Meeting, our Secretary must have received notice of the proposal no later than March 28, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 2, 2005, concerning common stock ownership by beneficial owners of five percent or more of the Company’s common stock and the officers and directors of the Company. All of the named persons below, other than Thomas Graf, William Blair & Company, L.L.C. and Lloyd I. Miller, III, are officers or directors of the Company.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of beneficial Ownership	Percent of Class
Common Stock, $.01 par value	Erwin Haitzmann c/o Century Casinos, Inc. 1263 A Lake Plaza Dr. Colorado Springs, CO 80906	1,472,811 (a)	9.7%
Common Stock, $.01 par value	Peter Hoetzinger c/o Century Casinos, Inc. 1263 A Lake Plaza Dr. Colorado Springs, CO 80906	987,161 (b)	6.7%
Common Stock, $.01 par value	Robert S. Eichberg 1801 California St. Ste. 4650 Denver, CO 80202	62,000 (c)	(j)
Common Stock, $.01 par value	Gottfried Schellmann Bahnhofplatz 1A 2340 Moedling, Austria/Europe	77,200 (c)	(j)
Common Stock, $.01 par value	Dinah Corbaci Blechturmgasse 28/31 1040 Vienna Austria/ Europe	32,000 (d)	(j)
Common Stock, $.01 par value	Larry Hannappel c/o Century Casinos, Inc. 1263 A Lake Plaza Dr. Colorado Springs, CO 80906	50,250 (e)	(j)
Common Stock, $.01 par value	Ray Sienko c/o Century Casinos, Inc. 1263 A Lake Plaza Drive Colorado Springs, CO 80906	10,500 (f)	(j)
Common Stock, $.01 par value	All Officers and Directors as a Group (seven persons)	2,691,922	16.8%
Common Stock, $.01 par value	Thomas Graf Liechtensteinstrasse 54 A-2344 Maria Enzersdorf Austria/Europe	2,144,300 (g)	15.6%
Common Stock, $.01 par value	William Blair & Company, L.L.C. 222 W. Adams Chicago, IL 60606	1,010,062 (h)	7.3%
Common Stock, $.01 par value	Lloyd I. Miller, III 4550 Gordon Drive Naples, FL 34102	1,351,160 (i)	9.8%

(a)
Includes: non-statutory stock options for 950,000 shares exercisable at $1.50 per share, 350,000 shares exercisable at $0.75 per share, and 62,811 shares exercisable at $2.93 per share, indirectly owned and held by The Haitzmann Family Foundation.

In March 2004, in accordance with the Employee Equity Incentive Plan, non-statutory stock options to purchase 628,105 shares of common stock of the company at the price of $2.93 per share were granted to Mr. Haitzmann, which subsequently were transferred from Mr. Haitzmann’s ownership to The Haitzmann Family Foundation. 62,811 of these options are vested and included above.

(b)
Includes: non-statutory stock options for 543,000 shares exercisable at $1.50 per share, 250,000 shares exercisable at $0.75 per share, and 62,811 shares exercisable at $2.93 per share, indirectly owned and held by The Hoetzinger Family Foundation.

In March 2004, in accordance with the Employee Equity Incentive Plan, non-statutory stock options to purchase 628,105 shares of common stock of the company at the price of $2.93 per share were granted to Mr. Hoetzinger, which subsequently were transferred from Mr. Hoetzinger’s ownership to The Hoetzinger Family Foundation. 62,811 of these options are vested and included above.

(c)	Includes: an option for 10,000 shares exercisable at $2.12 per share; and an option for 2,000 exercisable at $3.26.

(d)	Includes: an option for 2,000 shares exercisable at $3.26.

(e)	Includes: an option for 10,000 shares exercisable at $.75 per share, an option for 7,500 shares exercisable at $1.50 per share and an option for 2,750 shares exercisable at $2.93.

In March 2004, in accordance with the Employee Equity Incentive Plan, incentive stock options to purchase 27,500 shares of common stock of the company at the price of $2.93 per share were granted to Mr. Hannappel. 2,750 of these options are vested and included above.

(f)	Includes: an option for 10,000 shares exercisable at $1.75 per share and an option for 500 shares exercisable at $2.93 per share granted in 2004.

In March 2004, in accordance with the Employee Equity Incentive Plan, incentive stock options to purchase 5,000 shares of common stock of the company at the price of $2.93 per share were granted to Mr. Sienko. 500 of these options are vested and included above.

(g)	As reported on Form 4 filed with the Securities and Exchange Commission on December 15, 2004.

(h)	As reported on Schedule 13G filed with the Securities and Exchange Commission on February 15, 2005.

(i)	As reported on Form 4 filed with the Securities and Exchange Commission on February 28, 2005.

(j)	Less than 1%.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

Information regarding the Board of Directors and executive officers of the Company, as of April 22, 2005 is as follows:

Name	Age	Position Held	Officer or Director Since
Erwin Haitzmann	51	Chairman of the Board & Co-Chief Executive Officer	March 1994
Peter Hoetzinger	42	Vice Chairman of the Board, Co-Chief Executive Officer & President	March 1994
Robert S. Eichberg	58	Director	January 1997
Gottfried Schellmann	51	Director	January 1997
Dinah Corbaci	50	Director	April 2000
Larry Hannappel	52	Senior Vice-President, Secretary & Treasurer	October 1999
Rich Rabin	58	Chief Operating Officer for North America	August 2004
Ray Sienko	47	Chief Accounting Officer	March 2005

Erwin Haitzmann holds a Doctorate and a Masters degree in Social and Economic Sciences from the University of Linz, Austria (1980), and has 30 years of casino gaming experience ranging from dealer (commencing in 1975) through various casino management positions. Mr. Haitzmann has been employed full-time by the Company since May 1993.

Peter Hoetzinger received a Masters degree from the University of Linz, Austria, in 1986. He thereafter was employed in several managerial positions in the gaming industry with Austrian casino companies. Mr. Hoetzinger has been employed full-time by the Company since May 1993.

Robert S. Eichberg graduated from Bradley University in 1968 with a B.S. Degree in Accounting and is a Certified Public Accountant. He was employed by the public accounting firm of Deloitte & Touche, LLP from 1974 to 1994, ending his tenure there as Tax Partner. From 1994 to 1996 he served as Tax Partner for the public accounting firm Price Bednar LLP, before joining the public accounting firm of Causey, Demgen & Moore, Inc. in September of 1996, where he has been employed since, as shareholder and President.

Gottfried Schellmann graduated from University of Vienna with a law degree and is a certified tax advisor in Austria. After having worked for several firms, including KPMG Germany as tax and accounting manager, he formed Schellmann & Partner in 1993, where he has been employed since, which specializes in tax and accounting work for provinces and municipalities in Austria. He is a member of the International Bar Association. He is also one of the main co-authors, together with certain officers of the Austrian Ministry of Finance, of the Austrian corporate tax code.

Dinah Corbaci holds a Doctorate degree in Law from the University of Salzburg, Austria (1981). One year practice on the Austrian Court in Salzburg was followed by working for the Austrian Association of Realtors in Vienna. In 1984 she joined IBM Austria, where she is responsible as Account Manager for large government customers, with special focus on e-business for large IBM mainframe hardware and e-government solutions. During the last five years of her 21 years of employment at IBM, she has served as eServer Manager where she is responsible for all Austrian governmental customers concerning their strategic hardware development compliance for governmental and legal requirements.

Larry Hannappel graduated from National College, Rapid City, South Dakota (1976) with a B.S. Degree in Accounting. From 1976 to 1979, he was employed by the public accounting firm of Hamma & Nelson. From 1979 to 1994, he served in various financial management capacities in manufacturing and gaming. Mr. Hannappel has been employed full-time by the Company since May, 1994. He became Chief Accounting Officer in October 1999, was appointed as Secretary of the Company in March, 2000 and appointed as Treasurer in June 2001. In March 2005, he was appointed the Senior Vice President.

Rich Rabin earned undergraduate degrees from Roosevelt University, Chicago, Illinois in Accounting and Finance. He earned his MBA from the University of Wisconsin specializing in Finance. From 1973 until 1999, he was employed in various positions within the hospitality industry. Additionally, he was employed from 1995 to 1999 as the Senior Vice President of Operations, President, and Chief Operating Officer for the Colorado Gaming and Entertainment Company. In 2000, he was employed as a Vice President, Casino Operations for the International Thunderbird Gaming Corp. From 2000 to 2001, he was a consultant for Peak Management, from 2001 to 2002, he was employed as the Senior Vice President, Casino Operations for PDS Gaming, and from 2002 to 2004, and he was employed as the Director for The Innovation Group in Las Vegas. In his capacity as Director; Mr. Rabin was responsible for the design and implementation of process improvement programs for clients with special emphasis on casino gaming, hotel and food and beverage operations. He has been employed full-time by the Company since August 2004 as the Chief Operating Officer for North America.

Ray Sienko graduated from St. Joseph’s University in Philadelphia, Pennsylvania (1979) with a B.S. Degree in Accounting, and passed the CPA exam in November 1979. From 1979 to 1981 he was employed by the public accounting firm of Samuel M. Fischer & Co., CPAs. From 1981 to 1985 he was employed by Amerigas, Inc. From 1985 to 2000, he was employed as the Controller for Bayard Sales Corp. Mr.Sienko has been employed full time by the Company since June 2000 as Controller. He was appointed Chief Accounting Officer in March 2005.

There are no family relationships between or among the Company’s executive officers and directors.

We have an Audit Committee of the Board of Directors, which is comprised of Robert S. Eichberg (Chairman), Gottfried Schellmann and Dinah Corbaci. The Board of Directors has determined that Mr. Eichberg is an “audit committee financial expert” as defined in applicable rules of the Securities and Exchange Commission.

We have adopted a Code of Ethics that applies to all directors, officers and employees, including our Co-Chief Executive Officers, our Senior Vice-President and our Chief Accounting Officer. A complete text of this Code of Ethics is available in Exhibit 14 filed with the Form 10-K for the year ended December 31, 2003.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

The Board of Directors held two (2) meetings during 2004 and on several occasions executed unanimous written consents in lieu of meetings, in accordance with Delaware law. Each director attended at least 75% of the meetings of the Board of Directors, and of each committee on which he or she sits.

The Company’s policy regarding attendance by members of the Board of Directors at the Company’s annual meeting of stockholders is to encourage directors to attend, either in person or by teleconference, subject to their availability during that time. In 2004, five (5) members of the board attended the annual meeting.

The Company has an Audit Committee of the Board of Directors, which is comprised of Robert S. Eichberg (Chairman), Gottfried Schellmann and Dinah Corbaci and which is governed by an Amended and Restated Charter and Powers of the Audit Committee. The Audit Committee selects and appoints the Company’s independent auditors, reviews the performance of the independent auditors, and approves independent auditor’s fees. The Audit Committee also reviews the independence of such accountants from the Company’s management, the Company’s annual and quarterly financial statements and the Company’s system of internal controls. During 2004, the Audit Committee held four (4) meetings.

The Board of Directors and the Audit Committee believe that the Audit Committee’s current composition satisfies the applicable rules and pronouncements of the National Association of Securities Dealers, Inc. and the Securities and Exchange Commission that govern audit committee selection, experience, and composition, including the requirement that audit committee members all be “independent directors” as that term is defined by such rules. The board of Directors has also determined that Robert S. Eichberg is an “audit committee financial expert” as defined in applicable rules of the Securities and Exchange Commission.

The Compensation Committee of the Board of Directors is comprised of Dinah Corbaci and Gottfried Schellmann. The Compensation Committee sets the compensation to be paid to each of the Company’s executive officers on an annual basis, and periodically sets compensation for the Company’s non-employee directors. During 2004, the Compensation Committee held two (2) meetings.

The Incentive Plan Committee of the Board of Directors is comprised of Gottfried Schellmann and Dinah Corbaci. The Incentive Plan Committee authorizes and approves the issuance of options in accordance with the Plan, reviews and makes changes to the Company’s employee benefit plans, including the amount of the Company’s contributions, if any, and otherwise advises on equity compensation matters within the Committee’s expertise. During 2004, the Incentive Plan Committee had one (1) meeting.

The Company has no standing nominating committee. All of the directors participate in the consideration of director nominees, but the Company’s nominations must be approved by a majority of the independent directors in order to be presented to the stockholders. The board does not have an express policy with regard to the consideration of any director candidates recommended by stockholders, because Delaware law permits any stockholder to nominate director candidates, and the board believes it can adequately evaluate any such nominees on a case by case basis. The board will consider director candidates proposed in accordance with the procedures set forth under “Stockholder Communication” below, and will evaluate stockholder-recommended candidates under the same criteria as internally generated candidates.

The general criteria the Board uses to select nominees are:

•	Such individual’s reputation for integrity, honesty and adherence to high ethical standards.
•	Demonstrated business acumen;
•	Experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company;
•	Willingness and ability to contribute positively to the decision making process of the Company;
•	Commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;
•
Interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors, and general public;

•	Ability to act in the interest of all stakeholders;
•
Shall not have, or appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all Company’s stockholders and to fulfill the responsibilities of a director;

•	Understanding the complexity of diverse international business structures

It is the Board of Directors’ view, considering the size of the Company and the composition of the Board of Directors, which is comprised of five directors, three of whom are independent, that the Board of Directors can select nominees to the Board meeting these criteria without a separate nominating committee.

Stockholder Communication

Stockholders or other interested parties may communicate with the Company’s Board of Directors, any individual director, or members of any board committee. Stockholders should send any communications to investor@cnty.com, and identify the intended recipient or recipients. All communications addressed to the board of directors or any identified director or directors will be forwarded to the identified person or persons.

In order to nominate candidates for election to the Company’s board, nominations must be timely received from a stockholder of record at the Company’s principal executive office, and must set forth the name, age, business address and residence address of each nominee, the nominees’ principal occupations or employment, the number of shares of the Company’s common stock owned by each nominee, and information required to be disclosed regarding each nominee by applicable laws. The nomination must also state the name and address of the stockholder making such nominations, and the number of shares of the Company’s stock owned by such person.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth executive compensation during 2004, 2003 and 2002 to the Company’s Co-Chief Executive Officers and to each other executive officer who received greater than $100,000 in compensation in 2004.

					Awards		Payouts
Name & Principal Position	Year	Salary (a) ($)	Bonus (b) ($)	Other Annua/ Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation (c) ($)
Erwin Haitzmann	2004	199,703	341,690			628,105
Chairman of the Board	2003	180,737	262,390
and Co-Chief Executive Officer	2002	178,605	247,763

Peter Hoetzinger	2004	199,703	341,690			628,105
Vice-Chairman of the Board,	2003	191,357	251,800
Co-Chief Executive Officer	2002	183,432	243,002
and President

Larry Hannappel	2004	80,507	80,000			27,500		1,200
Senior Vice-President	2003	80,507	60,000					1,200
Secretary & Treasurer	2002	80,507	60,000					1,200

(a)
Salary for 2004 includes $120,000 paid to Flyfish Casino Consulting AG for the benefit of Mr. Haitzmann’s Family Foundation and $120,000 paid to Focus Casino Consulting AG for the benefit of Mr. Hoetzinger’s Family Foundation, pursuant to separate management agreements with the Company. See “Executive Employment Agreements.

(b)
Mr. Haitzmann’s bonus for 2004 was paid to Flyfish Casino Consulting AG for the benefit of Mr. Haitzmann’s Family Foundation. Mr. Hoetzinger’s bonus for 2004 was paid to Focus Casino Consulting AG for the benefit of Mr. Hoetzinger’s Family Foundation.

(c)	Consists solely of matching contributions made by the Company to the 401(k) Savings and Retirement Plan.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees During Fiscal Year	Exercise of Base Price ($/Sh)	Expiration Date	Potentially Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(a)
					5%	10%
Erwin Haitzmann	628,105	48.9%	$2.93	3/4/2014	$1,157,385	$2,933,040
Peter Hoetzinger	628,105	48.9%	$2.93	3/4/2014	$1,157,385	$2,933,040
Larry Hannappel	27,500	2.1%	$2.93	3/4/2009	$22,261	$49,192

(a)
As required by Securities and Exchange Commission rules, the dollar amounts in the last two columns represent the hypothetical gain or “option spread” that would exist for the options based on assumed 5% and 10% annual compounded rates of appreciation in the price of our common stock over the full term of the option. These prescribed rates are not intended to forecast possible future appreciation, if any, of our common stock.

AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth the aggregate options held by certain executive officers of the Company. No options were exercised by the specified officers in 2004.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Options at December 31, 2004 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2004 Exercisable/ Unexercisable
Erwin Haitzmann	-	-	1,300,000 / 628,105 (a)	$10,181,500 / 3,894,251 (c)
Peter Hoetzinger	-	-	793,000 / 628,105 (b)	$6,238,090 / 3,894,251 (c)
Larry Hannappel	-	-	37,500 / 27,500	$289,875 / 170,500 (c)

(a)	All options are held by The Haitzmann Family Foundation. (See Certain Relationships and Related Transactions.)

(b)	All options are held by The Hoetzinger Family Foundation. (See Certain Relationships and Related Transactions.)

(c)	Based on the closing bid price ($9.13) of the Company’s Common Stock on the NASDAQ Stock Market on December 31, 2004.

DIRECTOR COMPENSATION

Directors who are full-time employees receive no compensation for their services as directors. Messrs. Eichberg and Schellmann and Dr. Corbaci, the outside directors of the Company, are being compensated for their services as follows:

(a)
Stock Option Grants - In January 2004, Messrs. Eichberg and Schellmann and Dr. Corbaci each were granted an option to purchase 20,000 shares of the Company’s stock, which have a four-year term and are exercisable at a price of $3.26.

(b)
Compensation, Reimbursement - Each outside director receives $1,000 per board or committee meeting (and per gaming application completed). In addition, effective January 1, 2005, Mr. Eichberg shall receive fixed compensation of $10,000 per year, to cover his increased work as Chairman of the Audit Committee. Ms. Corbaci and Mr. Schellmann shall each receive fixed compensation of $3,000 per year, for their increased work as members of the Audit Committee, the Compensation Committee and the Incentive Plan Committee.

(c)	Amounts paid in 2004:

Mr. Eichberg	$7,000
Ms. Corbaci	$9,000
Mr. Schellmann	$8,000

EXECUTIVE EMPLOYMENT AGREEMENTS

On October 12, 2001, the Company entered into separate Employment Agreements with Mr. Haitzmann and Mr. Hoetzinger. The agreements were amended February 18, 2003 to extend the dates of employment to December 31, 2008 and to specify the duties of Messrs. Haitzmann and Hoetzinger. Additionally, the agreements were amended February 3, 2005 to reassign the employment agreements to a wholly owned foreign subsidiary of the Company and to include changes to the employees’ salary and termination clauses.

As compensation for the services rendered by the employees for the Company, the employees shall be paid not less than € 70,000 (Euro seventy thousand) (approximately $91,441 U.S. dollars) in base salary, plus annual increases and bonuses, and such other incentives, benefits, insurance policies and compensation as may have been and may be awarded to them from time to time by the Compensation Committee of the Board of Directors. The Compensation Committee is required to review the salaries on an annual basis. The Company shall continue to either provide the employees with, or shall reimburse them for, all reasonable expenses incurred in connection with the performance of their duties as executives for the Company, in substantially at least the same form and fashion as it has done during the twelve (12) months preceding the date of the agreements.

The employees are also each entitled to use of a car provided to them and paid for by the Company for business and private purposes. The agreements provide that in the event of termination “without cause” by the Company, that they shall be paid their base salary then in effect (including bonuses, if any) for a period of three (3) years from the date on which the employee receives written notice of termination regardless of whether the term of the employee agreement ends prior to such time. They must continue to make themselves available to, and shall cooperate with the Company, as may be reasonably required to assist the Company during a six-month transition period following termination of the agreement without cause.

In addition to the employment agreements, as amended, that the Company has with Mr. Haitzmann and Mr. Hoetzinger, the Company is party to separate management agreements with Flyfish Casino Consulting AG, a Swiss corporation, to secure the services of Mr. Haitzmann, and with Focus Casino Consulting AG, a Swiss corporation, to secure the services of Mr. Hoetzinger, to provide executive casino management services to the Company through December 31, 2005, and for five (5) year renewable periods thereafter, unless sooner terminated by them or by the Company.

The management agreements provide for an annual base management fee of $120,000 each for Mr. Haitzmann and Mr. Hoetzinger, plus such annual increases and bonuses, and such other incentives, benefits and compensation as may be awarded to them, respectively, by the Compensation Committee of the Board of Directors of the Company.  Payments to each of these management companies are included in the Executive Compensation Table.

Each of the management fees will be reviewed annually by the Compensation Committee. The management agreements further provide for termination payments to be made for a period of six (6) months if the management agreement is terminated by the Company without cause, or for a payment of three times the management company’s annual fee and average bonus if the termination occurs (a) after a Change of Control of the Company, or (b) by the management company, for cause.

The Company entered into an employment agreement with Mr. Larry Hannappel effective January 1, 2005, pursuant to which the Company will pay to Mr. Hannappel a yearly salary of $120,000. Mr. Hannappel shall be eligible to receive a yearly bonus of up to $56,000, based upon satisfactorily reaching various budget, financial and other criteria that are established for each calendar year plus benefits as defined until terminated. The bonus amount can be reviewed by the Company annually, and the Compensation Committee is required to review Mr. Hannappel’s salary on an annual basis.

The Company shall continue to either provide Mr. Hannappel with, or shall reimburse the employee for, all reasonable expenses incurred in connection with the performance of his duties as an executive for the Company. The Company may terminate Mr. Hannappel’s employment at any time, without cause.

If the Company terminates his employment without cause, he will receive all earned base salary through the last day of his employment, plus a severance amount equal to six months of his base salary and a payment equal to 50% of the bonus received for the year preceding his termination and his medical/hospitalization insurance will be continued for a period of six months. A noncompete and nonsolicitation period will end six months after the last day of employment. If Mr. Hannappel is terminated for cause, he will receive his base salary only through the last day of his employment. The noncompete and nonsolicitation period will end on the first anniversary of the last day of his employment. If he is terminated within three years from a Change of Control, the Company will pay him a severance amount equal to twelve months of his base salary, he will receive a payment equal to the bonus received for the year preceding his termination, and all stock options granted to him under the company’s Equity Incentive Plan will vest immediately.

The Company entered into an employment agreement with Mr. Richard S. Rabin on July 19, 2004, pursuant to which the Company will pay to Mr. Rabin a yearly salary of $150,000. In the event the Company’s proposed Edmonton property becomes operational, Mr. Rabin’s salary shall be increased by the amount of $7,500 per year. Also, in the event the proposed Central City property becomes operational, Mr. Rabin’s annual salary shall be increased by $7,500 per year. Mr. Rabin shall also be eligible to receive a bonus, based upon satisfactorily reaching various budget and financial criteria that are established for each calendar year. For 2005, any bonus shall be based on the performance of Womacks and on the on-time and on-budget delivery of the proposed properties in Edmonton and Central City. For subsequent years, the employee’s bonus shall be based on such criteria as the employer establishes.

The Company also agreed to pay Mr. Rabin’s moving expenses, up to a maximum of $27,500. The Company will reimburse all reasonable expenses incurred by Mr. Rabin on behalf of the Company in connection with Mr. Rabin’s performance of duties under the agreement.

Within thirty (30) days after a new Equity Incentive Plan has been approved by the Company’s stockholders, Mr. Rabin shall be granted 25,000 options, and 10% of this number shall vest at the time of such grant, with 20% of this number vesting one year later, 30% one year after that and 40% in the year subsequent to that, subject to the approval of the relevant Committees of the Company’s Board of Directors. In the event that there is not a new Employee Equity Incentive Plan in 2005, Mr. Rabin shall be entitled to receive a cash payment calculated as the in-the-money-value that the 25,000 options, when vested, would have had if they had been granted. Further, Mr. Rabin shall receive another 25,000 options on the date of the first contract extension, provided that the contract will have been extended by both parties. The strike price and vesting of these options will be in accordance with the Equity Incentive Plan and subject to the Incentive Plan Committee’s discretion. The term of the agreement is two years unless sooner terminated in accordance with the provisions of the agreement. Furthermore, the agreement may be extended for periods of six (6) months.

The Company may terminate Mr. Rabin’s employment at any time, without cause. If the Company terminates his employment without cause, he will continue to receive his base salary for the remaining term of the agreement unless he secures other employment, he will receive a payment equal to 50% of the bonus received for the year preceding his termination, and his medical/hospitalization insurance will be continued for the remaining term of the agreement. A noncompete and nonsolicitation period will end six months after the last day of employment. If Mr. Rabin is terminated for cause, he will receive his base salary only through the last day of his employment, and the noncompete and nonsolicitation period will end on the first anniversary of the last day of his employment.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of its outstanding common stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. SEC rules also require the Company’s directors, officers and greater than 10% stockholders to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge (based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2004), all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with in a timely manner.

STOCK PRICE PERFORMANCE

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company had an unsecured note payable that matured and was paid on April 1, 2004, in the principal amount of $380,000, to Thomas Graf, a founding stockholder of the Company. The unsecured note bore interest at 6%, payable quarterly.

Both Mr. Haitzmann and Mr. Hoetzinger are Austrian citizens, and have established Austrian trusts (The Haitzmann Family Foundation and The Hoetzinger Family Foundation, respectively) to hold a certain portion of their interests in the Company. (See Security Ownership of Certain Beneficial Owners and Management)

On July 14, 2004 Mr. Haitzmann and Mr. Hoetzinger exchanged their 3.5% minority interest in Century Casinos Africa (CCA) for a 3.5% minority interest in Century Resorts Ltd (CRL) (formerly Century Resorts International) of equal value. As of December 31, 2004, each along with their respective Family Foundations own 1,087 shares of CRL, approximately 1.8% of the outstanding shares of common stock, or approximately 3.5% combined. We own the other 96.5% of CRL. CRL owns 100% of CCA and its subsidiaries.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

This committee report is not deemed to be “soliciting material” or to be “filed” with the Commission or subject to the Commission’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and this committee report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The Compensation Committee has responsibility to: (i) develop guidelines and review the compensation and performance of executive officers of the Company, review and approve corporate goals relevant to the compensation of executive officers in light of Company goals and objectives, set the Chief Executive Officer’s and other executive officers’ compensation based on this evaluation, and produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable laws, rules and regulations; (ii) make recommendations to the Equity Incentive Plan Committee with respect to incentive-compensation plans and equity-based plans; (iii) develop plans for management succession of the Company; (iv) review major organizational and staffing matters (v) review director compensation levels and practices, and recommend, from time to time changes in such compensation levels and practices to the Board; (vi) annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval; (vii) annually review the Committee’s own performance; and (viii) perform any other activities consistent with this Charter, the Company’s Bylaws and applicable laws, rules and regulations the Committee or the Board deem appropriate.

Executive Officer Compensation Policies

The Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with Century’s performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives.

The Committee relies in large part on independent compensation studies for the determination of competitive compensation.

A Compensation review, prepared by HVS Executive Search, a firm that specializes in the gaming and hospitality industry, dated October 29, 2004, was utilized to assist in the determination of executive compensation.

In general, Century compensates its executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses, and long-term incentive compensation in the form of stock options.

Compensation for Mssrs. Haitzmann and Hoetzinger is paid in part to them personally in accordance with an employment agreement and in part to each of their respective management companies, Flyfish Casino Consulting AG and Focus Casino Consulting AG in accordance with a management agreement. In addition, executive officers may participate in benefit plans, including medical, dental and 401(k), that are available generally to Century’s employees. As a matter of principle, Mssrs. Haitzmann and Hoetzinger have elected to forfeit potential personal advantages of participating in the company’s 401(k) in favor of the company.

Base Salary

In order to implement these objectives, Century has developed a straightforward compensation approach. Base salary levels for Century’s executive officers are set generally significantly below, slightly below or at the market level in relation to the salary levels of executive officers in other companies within the gaming industry, taking into consideration the company’s as well as the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience, performance and personal commitment. In establishing the salary levels against the range of comparable companies, the Compensation Committee considers salaries and bonuses in determining the competitiveness of the total compensation package. Historically, the base salaries of the Chief Executive Officers, i.e. Mssrs. Haitzmann and Hoetzinger, have been significantly below the market level. The salaries of other executive officers were either at or slightly below the market level.

Annual Incentive Compensation

The Compensation Committee reviews and approves all bonus payments made to Century’s executive officers. Payment of bonuses is determined by both corporate and individual performance criteria. In 2004 the bonuses for executive officers were based mainly on a year over year increase in net income of 46%; a year over year increase in the price of Century’s common stock of 171%; and on the successful detection, retention and development of meaningful and significant growth opportunities. These successes were used as well as the review prepared by HVS Executive Search to arrive at total cash compensation in line with industry standards.

Long-term Incentive Compensation

Century has provided long-term incentive compensation through its stock option plan, which expired in March 2004. The exercise price of each option grant is equal to the fair market value of the Company's common stock on the date of grant. The number of shares covered by any grant is generally determined by the position, the executive officer's salary at the time of grant, amounts granted in previous years, and the then current stock price. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance. In 2004, stock option grants were made to certain executive officers under the old stock option plan, as outlined elsewhere in this document. The Committee decides on at least an annual basis whether or not to issue option grants to the executive officers.

Certain Tax Considerations

During 1995 the Internal Revenue Code of 1986 (the "Code") was amended to include a provision that denies a deduction to any publicly held corporation for compensation paid to any "covered employee" (defined as the Chief Executive Officer and the corporation's other four most highly compensated officers as of the end of a taxable year) to the extent that the compensation exceeds $1 million in any taxable year of the corporation beginning after 1993.

Compensation payable pursuant to written binding agreements entered into before February 18, 1993, and compensation that constitutes "performance-based compensation" is excludable in applying the $1 million limit. No "covered employees" were paid compensation exceeding $1 million and, as a result, all compensation to "covered employees" is fully tax-deductible.

Compensation Committee:

Dinah Corbaci
Gottfried Schellmann

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is divided into three classes of directors as nearly equal in number as possible. Presently, the Board consists of five directors comprising the following: (i) two Class I directors, Mr. Eichberg and Dr. Dinah Corbaci, whose term expire at the 2007 Annual Meeting; (ii) one Class II director, Mr. Hoetzinger, who is standing for re-election at the 2005 Annual Meeting; and (iii) two Class III directors, Messrs. Haitzmann and Schellmann, whose terms will expire at the 2006 Annual Meeting. Each director who is elected at an Annual Meeting will be elected for a three-year term expiring at the third Annual Meeting of Stockholders after such director’s election. Accordingly, directors of one Class only are elected at each year’s Annual Meeting of Stockholders. If elected, all nominees are expected to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

At the 2005 Annual Meeting, one Class II director will be elected. The proxies named on the enclosed proxy intend to vote for the election of the nominee for Class II director, Peter Hoetzinger. Proxies cannot be voted for a greater number of directors than the number nominated.

Peter Hoetzinger, a nominee for a Class II director, is presently a member of the Board of Directors, having served continuously as a director since March 1994. He has indicated a willingness to serve; however, in the event he should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

The information concerning Mr. Hoetzinger, the nominee for the Class II director, is set forth above under “Information Concerning Directors and Executive Officers.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEE

PROPOSAL 2
APPROVAL OF 2005 EQUITY INCENTIVE PLAN

The Board of Directors of the Company intends to adopt, prior to the Meeting, a new equity incentive plan called the Century Casinos, Inc. 2005 Equity Incentive Plan, or “2005 Plan.” The Board’s adoption of the 2005 Plan will be subject to stockholder approval at the Meeting.  A copy of the proposed 20005 Plan is attached as Appendix A.

The 2005 Plan is intended to provide a plan under which the Company may grant options, shares of restricted stock or other types of equity-based compensation. The 2005 Plan is also intended to provide the Company with the ability to offer equity compensation to its non-employee directors.

The Company’s Board of Directors believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility. The Company expects that the 2005 Plan will be an important factor in attracting, retaining and rewarding the high caliber employees, consultants and directors essential to the Company’s success, and in motivating these individuals to strive to enhance the Company’s growth and profitability. The 2005 Plan is intended to ensure that the Company will have available an equity incentive program with a reasonable number of shares to meet these goals.

The Company’s directors, officers, employees and consultants and prospective directors, officers, employees and consultants of the Company, as well as those of the Company’s affiliates, are eligible to participate in the 2005 Plan. As of April 30, 2005 there were approximately 650 persons eligible to participate in the 2005 Plan, assuming it would have been effective on that date.

The following summary of the 2005 Plan is qualified in its entirety by the specific language of the 2005 Plan, a copy of which is included as Appendix A to this proxy statement.

Administration

The 2005 Plan will be administered by the Company’s Board of Directors, or by one or more committees to whom the Board has delegated authority to administer the Plan, provided that any committee that grants awards to officers of the Company must be composed solely of two or more independent directors.

The administrator, whether the Board or a committee of the Board, will have authority to grant awards under the 2005 Plan to eligible participants, and to determine the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the life of any award, and any other terms and conditions of the grant in addition to those contained in the 2005 Plan. Each grant under the 2005 Plan will be confirmed by and subject to the terms of an award agreement.

Authorized Shares

The maximum number of shares of common stock that may be delivered to participants and their beneficiaries under the 2005 Plan will be 2,000,000, any of which may be issued pursuant to stock options intended to qualify as incentive stock options, or “ISOs,” under the Internal Revenue Code, or “the Code.” No participant may receive awards for any calendar year covering in excess of 200,000 shares.

Shares that may be issued under the plan may be authorized but unissued shares or shares re-acquired and held in treasury. Any shares subject to an award that expires or for any reason is terminated unexercised, and any shares of stock withheld for the payment of taxes or received by the Company as payment of the exercise price of an option or otherwise as contemplated by the 2005 Plan, will automatically become available for use under the Plan. If an award entitles the holder to receive or purchase shares, the number of shares covered by the award will be counted on the date of grant of the award against the aggregate number of shares available for granting awards under the plan.

Stock Options

The administrator may grant stock options, which may be non-qualified stock options or ISOs, to eligible individuals. Any ISO authorized under the plan may contain such provisions as the administrator deems advisable, but must contain all provisions required in order to qualify the stock option as an ISO. The exercise price per share purchasable under a stock option will be determined by the administrator, but the exercise price will not be less than the fair market value of a share on the date of grant. The term of each stock option will be fixed by the administrator at the time of grant, but in no event may the term of an ISO be more than 10 years from the date of grant. The administrator will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price may be made or deemed to have been made.

If approved by the administrator, payment of the exercise price may be made in the form of shares of unrestricted common stock held for more than six months by the participant exercising such stock option; provided, however, that in the case of ISOs the right to make payment in the form of previously owned shares of common stock may only be authorized at the time the stock option is granted. In the event of termination of employment of a participant holding one or more stock options, unless otherwise determined by the administrator, such stock options will terminate (i) in the event of termination as a result of the participant’s death, retirement or disability, following a period of one year from the date the participant’s employment with the Company terminates, or in accordance with the original terms of the option, whichever is shorter; (ii) in the event of termination of the participant’s employment for cause, upon such termination; (iii) in the event of any other termination of the participant’s employment, for a period of three months from such termination of employment.

Restricted Stock

Shares of restricted stock will be subject to restrictions imposed by the administrator, which may lapse separately, or in combination and in installments or otherwise as the administrator may deem appropriate. The grant or vesting of restricted stock may be performance-based or time-based or both.

Restricted stock grants may be “qualified performance-based awards,” in which the grant or vesting of such restricted stock will be conditioned upon the attainment of performance goals, which may be based upon: specified levels of the Company’s stock price, market share, operating revenue, earnings before interest, taxes, depreciation and amortization, earnings per share, costs, earnings from operations, marketing-spending efficiency, return on operating assets, return on assets, core non-interest income and/or levels of cost savings. These goals may be established on a Company-wide basis or with respect to one or more business units, divisions or subsidiaries and can be on an absolute or relative basis. A “qualified performance-based award” is a grant of restricted stock designated as such by the administrator at the time of grant based upon a determination that (A) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Internal Revenue Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such restricted stock awards and (B) the administrator wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Internal Revenue Code. The administrator will specify the performance goals to which any “qualified performance-based award” will be subject. The provisions of restricted stock including any applicable performance goals need not be the same with respect to each participant.

Other than restrictions on transfer and any other restrictions the administrator may impose, a participant receiving a restricted stock award will have all the rights of a holder of stock holding shares of common stock, including the right to vote the shares and the right to receive any cash dividends.

Except as otherwise determined by the administrator, upon a participant’s termination of employment (as determined under criteria established by the administrator) during the restriction period, all shares of restricted stock subject to restriction will be forfeited and reacquired by the Company, except that the administrator may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock.

Performance Units

The administrator may also grant performance units to eligible individuals. A performance unit (A) may be denominated or payable in cash, shares of common stock, other securities, other awards or other property and (B) will provide the holder with the right to receive payments, in whole or in part, upon the achievement of performance goals as the administrator establishes. Subject to the terms of the plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award will be determined by the administrator.

The administrator may, prior to or at the time of the grant, designate performance awards as “qualified performance-based awards,” in which event it will condition the settlement of the awards upon the attainment of performance goals.

Other Stock-Based Awards

Other awards of common stock and other awards that are valued by reference to, or otherwise based upon common stock, including without limitation dividend equivalents and convertible debentures, may also be granted under the 2005 Plan, either alone or in conjunction with other awards.

Transferability of Awards

Awards are nontransferable other than by will or the laws of descent and distribution. However, in the discretion of the administrator, nonqualified stock options may be transferred to members of the holder’s immediate family. The transfer may be made directly or indirectly or by means of a trust, partnership or otherwise. Stock options may be exercised only by the initial holder, any such permitted transferee or a guardian, legal representative or beneficiary.

Change of Control

Upon a change of control, as defined in the 2005 Plan, the vesting of all outstanding awards held by participants who have not suffered a termination of employment shall automatically be accelerated, notwithstanding any exercise dates or vesting provisions stated in any award agreement.

Amendments and Termination

The Company’s Board of Directors may at any time amend, alter or terminate the 2005 Plan, but no amendment may be made without the approval of the Company’s stockholders to the extent such approval is required to enable the 2005 to satisfy any applicable statutory or regulatory requirements or if the Company determines on the advice of counsel that stockholder approval is otherwise necessary or desirable.

Term of the Plan

Unless earlier terminated by the Company’s Board of Directors, the 2005 Plan will terminate on June 17, 2015.

Summary of Federal Income Tax Consequences

The 2005 Plan is designed to preserve the Company’s ability to deduct in full for federal income tax purposes the compensation recognized by the Company’s executive officers in connection with certain awards granted under the 2005 Plan. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, certain restricted stock grants, performance shares and performance units awarded under the 2005 Plan to qualify as “performance-based” within the meaning of Section 162(m), the 2005 Plan limits the sizes of such awards as described above. While the Company believes that for federal income tax purposes it will generally be able to deduct the compensation expense related to awards under the 2005 Plan, under certain circumstances, such as a change of control of the Company, compensation paid in settlement of performance share and performance unit awards may not qualify as “performance-based.” By approving the 2005 Plan, the stockholders will be approving, among other things, eligibility requirements for participation in the 2005 Plan, financial performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or compensation that could be made subject to certain awards, and the other material terms of the awards described above.

Stock Options

The tax consequences of options granted under the plan are complex and depend, in large part, on the surrounding facts and circumstances. This section provides a brief summary of certain significant federal income tax consequences of the plan, under existing U.S. law. This summary is not a complete statement of applicable law and is based upon the Code, as well as administrative and judicial interpretations of the Code as in effect on the date of this description. If federal tax laws, or interpretations of such laws, change in the future, the information provided here may no longer be accurate. This section does not consider state, local, or foreign tax consequences nor does it discuss the effect of gift, estate, or inheritance taxes.

No later than the date as of which an amount first becomes includible in the gross income of a participant for federal income tax purposes with respect to any award under the 2005 Plan, the participant must pay the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.

The Company’s obligations under the 2005 Plan are conditional on such payment or arrangements, and the Company will, to the extent permitted by law, be entitled to take such action and establish such procedures as the administrator deems appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from a participant.

A participant will not recognize any taxable income and the Company will not be entitled to a deduction when a non-qualified option is granted. When a non-qualified option is exercised, the excess of the fair market value of the shares acquired on the exercise of the option over the exercise price will be taxable to a participant as ordinary income and the Company will generally be entitled to a deduction in an amount equal to the compensation taxable to the participant, subject to certain limitations.

When a participant sells his or her shares of stock, the participant generally will have a capital gain (or loss), depending on the difference between the sale price and the fair market value of the stock on the date the participant exercised his or her option. The capital gain (or loss) is considered “long term” or “short term” depending on how long the participant has held such stock.

A participant will not recognize taxable income on the grant or exercise of an ISO. However, the excess of the fair market value of the shares acquired on the exercise of the option over the exercise price will be includible in alternative minimum taxable income, and, thereby, may subject the participant to the alternative minimum tax.

Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO, after the later of (A) two years from the date of grant of the ISO or (B) one year after the transfer of the shares to the participant (the “ISO Holding Period”), the participant will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock’s selling price and the exercise price. The Company is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if a participant disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

Restricted Stock

Unless the participant files an election to be taxed under Section 83(b) of the Code, (A) the participant will not realize income upon the grant of restricted stock, (B) the participant will realize ordinary income and the Company will be entitled to a corresponding deduction when the restrictions have been removed or expire, and (C) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire.

If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the participant and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

When the participant disposes of restricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

Performance Units

Participants generally will recognize no income upon the grant of performance units. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.

Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the amount taken into income at the time the shares were received, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Award Information

In the event the 2005 Plan is approved at the Meeting, Mr. Rabin, the Company’s Chief Operating Officer - North America, will be granted 25,000 stock options, subject to the approval of the administrator. It is not possible at this time to determine any future awards that may be made pursuant to the 2005 Plan, although the Company expects the administrator to consider making awards during 2005.

Equity Compensation Plans

The following table provides the information as of December 31, 2004 relating to securities authorized for issuance under equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities underlying outstanding options, warrants and rights)
Equity compensation plans approved by security holders	3,464,210	$1.92	-
Equity compensation plans not approved by security holders	-	-	-
Total	3,464,210	$1.92	-

We had an Employees’ Equity Incentive Plan (the Plan) that provided for the grant of awards to eligible employees in the form of stock, restricted stock, stock options, stock appreciation rights, performance shares or performance units, all as defined in the Plan. The Plan expired in April 2004. The Plan provided for the issuance of up to 4,500,000 shares of common stock to eligible employees through the various forms of awards permitted. Only incentive stock option awards, for which the option price was not less than fair market value at the date of grant, or non-statutory options, which were granted at any option price, could have been granted under the Plan.

All options had to have an exercise period not to exceed ten years. Options granted have one-year, two-year or four-year vesting periods. The Company’s Incentive Plan Committee has the power and discretion to, among other things, prescribe the terms and conditions for the exercise of, or modification of, any outstanding awards in the event of merger, acquisition or any other form of acquisition other than a reorganization of the Company under United States Bankruptcy Code or liquidation of the Company. The Plan also allowed limited transferability of any non-statutory stock options to legal entities that are 100% - owned or controlled by the optionee or to the optionee’s family trust. The Company last granted options to any officers in March 2004. As of December 31, 2004 there were 3,464,210 options outstanding under the Plan.

INDEPENDENT ACCOUNTANTS

Grant Thornton LLP (“Grant Thornton”) was the Company’s independent public accounting firm for the fiscal year ended December 31, 2004. The Audit Committee and the Board of Directors have selected Grant Thornton to be the Company’s independent accountants for the fiscal year ending December 31, 2005. A representative of Grant Thornton is expected to be present at the Annual Meeting via telephone and/or web cast to respond to appropriate questions, and will have an opportunity to make a statement if the representative desires to do so.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

       Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

      The Audit Committee annually selects the Company’s independent accountants and auditors.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2004, with the Company’s management. The Committee discussed with Grant Thornton LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications), which included a discussion of the quality and adequacy of the Company’s internal controls.

The Committee has received the written disclosures and the letter from Grant Thornton LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Grant Thornton, LLP, its independence.

Based upon the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which was filed with the Securities and Exchange Commission on April 15, 2005.

The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition (three independent directors) satisfies the applicable rules and pronouncements of the National Association of Securities Dealers, Inc. and the Securities and Exchange Commission, that govern audit committee selection, experience, and composition, including the requirement that audit committee members all be “independent directors” as that terms is defined by such rules.

Audit Committee:

Robert S. Eichberg, Chairman
Gottfried Schellmann
Dinah Corbaci

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees billed to the Company for the years ended December 31, 2004 and 2003, by Grant Thornton LLP:

Fee Category	Year Ended December 31,
	2004	2003
Audit Fees (1)	$316,925	$109,946
Audit Related Fees (2)	12,123	7,702
Tax Fees (3)	18,625	21,230
All Other Fees (4)	-	-
Total	$347,673	$138,878

1)
Audit fees consist of fees incurred for professional services rendered for the audit of the Company’s consolidated financial statements and for reviews of the interim consolidated financial statements included in quarterly reports on Form 10-Q and consents for filings with the Securities and Exchange Commission.

2)
Audit related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees relating to benefit plan audits.

3)	Tax fees consist of aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.

4)	All Other fees include fees for other services.

The amounts shown above include out-of-pocket expenses incurred by Grant Thornton LLP. Fees of $72,328 had been billed through December 31, 2004, and the remaining $275,345 was billed subsequent to December 31, 2004.

The Audit Committee of the board of directors concluded Grant Thornton's provision of the services generating all other fees is compatible with maintaining Grant Thornton's independence.

The Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to the Company by its independent auditors (subject to the de minimis exception for non-audit services contained in Section 10A (i)(1)(B) of the Securities Exchange Act of 1934, as amended), all as required by applicable law or listing standards.

The independent auditors and the Company’s management are required to periodically report to the Audit Committee the extent of services provided by the independent auditors and the fees associated with these services.

On January 27, 2005 the Company appointed Grant Thornton LLP as the principal independent accountant for its subsidiary Century Casinos Africa (Proprietary) Limited ("Century Africa"), replacing PricewaterhouseCoopers Inc., which was the previous auditor for Century Africa. Grant Thornton LLP, which continues to be the principal independent accountant for the Company, relied in past years on the reports of PricewaterhouseCoopers regarding Century Africa, a significant subsidiary of the Company. PricewaterhouseCoopers was dismissed on January 27, 2005. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors and by the Board of Directors.

    The reports of PricewaterhouseCoopers on the financial statements for each of the fiscal years ended December 31, 2002 and December 31, 2003 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal years ended December 31, 2002 and December 31, 2003, and through January 27, 2005, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years.

In a letter to the directors of Century Africa dated October 28, 2004, in the meeting of the Company’s Audit Committee for the third quarter of 2004, and by letter to the Company's Chief Accounting Officer dated December 15, 2004, PricewaterhouseCoopers reported the urgent necessity to fill the vacant position of Century Africa's financial controller who departed on July 18, 2004 and of the chief accountant who departed on October 22, 2004, in order to alleviate a potential breakdown in internal controls and a deterioration in financial reporting.

As of December 15, 2004, the date of the more recent letter, PricewaterhouseCoopers was unaware of staffing changes that had been completed by Century Africa. On December 1, 2004 the Company hired a staff accountant and on December 8, 2004 it hired an internal auditor. In addition, on December 1, 2004, the Registrant hired a financial director who began employment on March 1, 2005.

The financial director will be based out of the Company's regional headquarters in Mauritius, but will have financial responsibility for all South African operations. In the Company’s view, the oversight provided by local management, the review completed by the Company's corporate accounting personnel in the United States, and the replacement of accounting personnel, alleviated the potential for a breakdown in internal controls and a deterioration of the financial reporting for the South African segment.

In connection with reporting the dismissal of PricewaterhouseCoopers on a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2005, the Company requested that PricewaterhouseCoopers furnish it with a letter addressed to the SEC stating whether or not PricewaterhouseCoopers agreed with the statements made in the Form 8-K. A copy of such letter, dated February 2, 2005, was filed as an Exhibit to the Form 8-K.

Appendix A
CENTURY CASINOS, INC.
2005 EQUITY INCENTIVE PLAN

SECTION 1.	Purpose; Definitions

The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives that are directly linked to the profitability of the Company’s businesses and increases in Company stockholder value.

For purposes of the Plan, the following terms shall have the respective meanings indicated:

(a)  Affiliate” means a corporation or other entity controlled by, controlling or under common control with the Company.

(b)  “Award” means a Stock Option, Restricted Stock, Performance Unit, or other stock-based award granted pursuant to the terms of the Plan.

(c)  “Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing the grant of an Award, which may, but is not required to be, signed by a Participant.

(d)  “Award Cycle” means a period of consecutive fiscal years or portions thereof designated by the Plan Administrator over which Performance Units are to be earned.

(e)  “Board” means the Board of Directors of the Company.

(f)  “Cause” means, unless otherwise provided by the Plan Administrator in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (B) fraud or dishonesty against the Company or in the course of fulfilling the Participant’s employment duties, (C) willful and deliberate failure on the part of the Participant to perform his or her employment or service-provider duties in any material respect, (D) illegal drug use or alcohol abuse on Company premises or at a Company sponsored event, (E) conduct by the Participant which in the good faith and reasonable determination of the Plan Administrator demonstrates gross unfitness to serve, (F) intentional, material violation by the Participant of any contract between the employee and the Company or of any statutory duty of the Participant to the Company, or (G) prior to a Change in Control, such other events as shall be determined by the Plan Administrator. The Plan Administrator shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether “Cause” exists, and its determination shall be final. The foregoing definition shall not in any way preclude or restrict the right of the Company to discharge or dismiss the Participant for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Cause. For purposes of the foregoing definition, the term “Company” shall include Century Casinos, Inc. and any of its Subsidiaries or Affiliates.

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(g)  “Change in Control” shall have the meaning set forth in Section 10(b).

(h)  “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(i)  “Common Stock” means common stock, par value $.01 per share, of the Company.

(j)  “Company” means Century Casinos, Inc., a Delaware corporation.

(k)  “Covered Employee” means a Participant designated prior to the grant of Restricted Stock or Performance Units by the Plan Administrator who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock or Performance Units are expected to be taxable to such Participant.

(l)  “Disability” means, unless otherwise provided by the Plan Administrator, (i) “Disability” as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or it does not define “Disability,” (y) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (z) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the participant's employer.

(m)  “Effective Date” shall have the meaning set forth in Section 15.

(n)  “Eligible Individuals”  mean directors, officers, employees and consultants (including advisors) of the Company or any of its Subsidiaries or Affiliates, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates; provided, however, that a consultant shall not be eligible for the grant of an Award of a Stock Option or Restricted Stock if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such consultant because of the nature of the services that the consultant is providing to the Company, because the consultant is not a natural person, or because of any other rule governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(o)  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

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(p)  “Fair Market Value” means, except as otherwise provided by the Plan Administrator, as of any given date, the average of the highest and lowest per-share sales prices for a share of Common Stock during normal business hours on the Nasdaq National Market or the Nasdaq SmallCap Market, as appropriate (or such other national or other securities market or exchange as may at the time be the principal market for the Common Stock) or, in the absence of such markets, as determined in good faith by the Board.

(q)  “Incentive Stock Option” means any Stock Option designated as, and qualified as, an “incentive stock option” within the meaning of Section 422 of the Code.

(r)  “Individual Agreement” means an employment, consulting or similar written agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.

(s)  “NonQualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(t)  “Option Price” shall have the meaning set forth in Section 5(d)(i).

(u)  “Outside Director” means a director who qualifies as an “independent director” within the meaning of Nasdaq Marketplace Rule 4200(a)(15), as an “outside director” within the meaning of Section 162(m) of the Code, and as a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

(v)  “Participant” shall mean an Eligible Individual to whom an Award is or has been made in accordance with and pursuant to the Plan or, if applicable, and if permitted in accordance with the terms and provisions of the Plan, such other person who holds outstanding Award.

(w)  “Performance Goals” means the performance goals established by the Plan Administrator in connection with the grant of Restricted Stock or Performance Units. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures with respect to the Company or such subsidiary, division or department of the Company for or within which the Participant performs services: specified levels of the Company’s stock price, market share, operating revenue, earnings before interest, taxes, depreciation and amortization, earnings per share, costs, earnings from operations, marketing-spending efficiency, return on operating assets, return on assets, core non-interest income and/or levels of cost savings and (ii) such Performance Goals shall be set by the Plan Administrator within the time period prescribed by Section 162(m) of the Code and related regulations. Such Performance Goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations.

(x)  “Permitted Transferee” means, in the case of a Participant, (i) such Participant’s children or family members, whether directly or indirectly or by means of a trust, foundation, partnership or otherwise or (ii) any transferee of all or a portion of such Participant’s Award pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended. For purposes of this Plan, unless otherwise determined by the Plan Administrator, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act, or any successor thereto.

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(y)  “Performance Units” means an Award granted under Section 7.

(z)  “Plan” means Century Casinos, Inc. 2005 Equity Incentive Plan, as set forth herein and as hereinafter amended from time to time.

(aa)  “Plan Administrator” means the Plan Administrator referred to in Section 2(a).

(bb)  “Qualified Performance-Based Award” means an Award of Restricted Stock or Performance Units designated as such by the Plan Administrator at the time of grant, based upon a determination that (i) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock or Performance Units and (ii) the Plan Administrator wishes such Award to qualify for the Section 162(m) Exemption.

(cc)  “Restricted Stock” means an Award granted under Section 6.

(dd)  “Retirement” means retirement from active employment with the Company, a Subsidiary or Affiliate at or after age 65.

(ee)  “Rule 16b-3” means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as amended from time to time.

(ff)  “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(gg)  “Securities Act” means the Securities Act of 1933, as amended.

(hh)  “Stock Option” means an Award granted under Section 5.

(ii)  “Subsidiary” means, except as otherwise provided herein, any corporation, partnership, limited liability company, joint venture or other entity during any period in which at least a 25% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

(jj)  “Termination of Employment” means the termination of the Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. A change in the capacity in which the Participant renders service to the Company or a Subsidiary or Affiliate as a director, officer, employee or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or a Subsidiary or Affiliate, shall not constitute a Termination of Employment. For example, a change in status from an employee of the Company to a consultant to a Subsidiary or Affiliate shall not constitute a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate shall be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee of, or service-provider for, the Company or another Subsidiary or Affiliate. The Plan Administrator or the chief executive officer of the Company, in that party’s sole discretion, may determine whether a Termination of Employment shall be considered to have occurred (and whether vesting in any outstanding Awards shall continue or be suspended) in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

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SECTION 2.	Administration

(a)  The Plan shall be administered by (i) the Board or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under the Plan (the “Plan Administrator”). If administration is delegated to a committee, the committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the committee is authorized to exercise (and references in the Plan to the Plan Administrator shall thereafter be to the subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish any committee at any time and revest in the Board the administration of the Plan. Any committee under clause (ii) hereof which makes grants to “officers” of the Company (as that term is defined in Rule 16a-1(f) promulgated under the Exchange Act) or which makes Awards that are intended to be Qualified Performance-Based Awards shall be composed solely of two or more Outside Directors unless applicable laws, rules or regulations do not require such composition. For purposes of the preceding provisions, if one or more members of the committee is not an Outside Director, but recuses himself or herself or abstains from voting with respect to a particular action taken by the committee, then the committee, with respect to the action, will be deemed to consist only of the members of the committee who have not recused themselves or abstained from voting.

(b)  The Plan Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Participants.

(c)  Among other things, the Plan Administrator shall have the authority, subject to the terms of the Plan:

(i)  To select the Participants to whom Awards may from time to time be granted;

(ii)  To determine whether and to what extent any type of Award is to be granted hereunder;

(iii)  To determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)  To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company or any Subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Plan Administrator shall determine;

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(v)  Subject to the terms of the Plan, including without limitation Section 12, to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Plan Administrator may not adjust upwards the amount payable to a Covered Employee with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith in a manner that would violate Section 162(m) of the Code;

(vi)  To determine under what circumstances an Award may be settled in cash or Common Stock under Section 5(l).

(d)  The Plan Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan. The Plan Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(e)  The Plan Administrator shall act by a majority of its members then in office, unless otherwise expressly provided herein. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange on which the Company’s shares are traded, the Plan Administrator may (i) allocate all or any portion of its responsibilities and powers to any one or more of its members and (ii) delegate all or any part of its responsibilities and powers to any person or persons selected by it, provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. Any such allocation or delegation may be revoked by the Plan Administrator at any time.

(f)  Any determination made by the Plan Administrator with respect to any Award shall be made in the sole discretion of the Plan Administrator at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Plan Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, its Affiliates, Subsidiaries, stockholders and Participants.

(g)  Any authority granted to the Plan Administrator may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Plan Administrator, the Board action shall control.

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(h)  To the maximum extent permitted by law, the Company shall indemnify each member of the Board who acts as a member of the Plan Administrator, as well as any other employee of the Company with duties under the Plan, against expenses and liabilities (including any amount paid in settlement) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the Plan, unless the losses are due to the individual's gross negligence or lack of good faith. The Company will have the right to select counsel and to control the prosecution or defense of the suit. In the event that more than one person who is entitled to indemnification is subject to the same claim, all such persons shall be represented by a single counsel, unless such counsel advises the Company in writing that he or she cannot represent all such persons under applicable rules of professional responsibility. The Company will not be required to indemnify any person for any amount incurred through any settlement unless the Company consents in writing to the settlement.

SECTION 3.	Common Stock Subject to Plan

(a)  The maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be two million (2,000,000). No Participant may be granted Stock Options covering in excess of two hundred thousand (200,000) shares of Common Stock in any calendar year. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. The maximum number of shares of Common Stock that may be issued pursuant to Stock Options intended to be Incentive Stock Options shall be two million (2,000,000) shares.

(b)  If any Award is forfeited, or if any Stock Option terminates, expires or lapses without being exercised, shares of Common Stock subject to such Award shall again be available for distribution in connection with Awards under the Plan. If the Option Price of any Stock Option is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock delivered to the Participant net of the shares of Common Stock delivered to the Company or attested to shall be deemed delivered for purposes of determining the maximum numbers of shares of Common Stock available for delivery under the Plan. To the extent any shares of Common Stock subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. If any shares of Common Stock issued to a Participant pursuant to an Award are forfeited back to or repurchased by the Company because of or in connection with the failure to meet a contingency or condition required to vest such shares in the Participant, the shares of Common Stock forfeited or repurchased under such Award shall revert to and again become available for issuance under the Plan.

(c)  In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Plan Administrator or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and other Awards to be granted to any Participant, in the number, kind and Option Price of shares subject to outstanding Stock Options, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, an amount in cash therefore); provided, however, that the number of shares subject to any Award shall always be a whole number.

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(d)  No fractional shares may be issued under the Plan. Cash shall be paid in lieu of any fractional share in settlement of an Award.

SECTION 4.	Eligibility

Awards may be granted under the Plan to Eligible Individuals.

SECTION 5.	Stock Options

(a)  Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and NonQualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Plan Administrator may from time to time approve.

(b)  The Plan Administrator shall have the authority to grant any Participant Incentive Stock Options, NonQualified Stock Options or both types of Stock Options; provided, however, that grants hereunder are subject to the limits on grants set forth in Section 3. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a NonQualified Stock Option.

(c)  Stock Options shall be evidenced by Award Agreements, the terms and provisions of which may differ. An Award Agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a NonQualified Stock Option. The grant of a Stock Option shall occur on the date the Plan Administrator by resolution selects a Participant to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such Participant and specifies the terms and provisions of the Stock Option. The Company shall notify a Participant of any grant of a Stock Option, and such Award shall be confirmed by, and subject to the terms of, an Award Agreement.

(d)  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Plan Administrator shall deem desirable:

(i)  Option Price. The Plan Administrator shall determine the option price per share of Common Stock purchasable under a Stock Option (the “Option Price”). The Option Price per share of Common Stock subject to a Stock Option shall not be less than the Fair Market Value of the Common Stock subject to such Stock Option on the date of grant. Except for adjustments pursuant to Section 3(c), in no event may any Stock Option granted under this Plan be amended to decrease the Option Price thereof, cancelled in conjunction with the grant of any new Stock Option with a lower Option Price, or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Stock Option, unless such amendment, cancellation, or action is approved by the Company’s shareholders in accordance with applicable law and stock exchange rules.

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(ii)  Option Term. The term of each Stock Option shall be fixed by the Plan Administrator.

(iii)  Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Plan Administrator. If the Plan Administrator provides that any Stock Option is subject to vesting conditions, restrictions or limitations and therefore exercisable only in installments, the Plan Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Plan Administrator may determine. An Award Agreement may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s Termination of Employment to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Plan Administrator determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Stock Option unless the Plan Administrator otherwise specifically provides in the Stock Option.

(iv)  Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the Option Price by certified or bank check or such other instrument as the Company may accept. If approved by the Plan Administrator, payment, in full or in part, may also be made in the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, that such already owned shares have been held by the Participant for at least six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) at the time of exercise or had been purchased on the open market; and provided, further, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. If approved by the Plan Administrator, to the extent permitted by applicable law, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. No shares of Common Stock shall be delivered until full payment therefor has been made. A Participant shall have all of the rights of a stockholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and, if requested by the Company, has given the representation described in Section 14(c).

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Special Rules Applicable to Incentive Stock Options. Notwithstanding the foregoing, the following terms shall be applicable to all Incentive Stock Options.

(A)  Incentive Stock Options may only be granted to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code).

(B)  No Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

(C)  The Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of Common Stock on the option grant date; provided, however, that an Incentive Stock Option may be granted with an Option Price lower than that set forth the preceding sentence if such Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(D)  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more Stock Options granted to any employee under the Plan (or any other option plan of the Company or any subsidiaries or parent corporation) may for the first time become exercisable as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent an employee holds two (2) or more such Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Stock Options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted. Any Stock Options or portions thereof that exceed such limit shall be treated as NonQualified Stock Options, notwithstanding any other provision of an Award Agreement, but only to the extent of such excess.

(E)  If any employee to whom an Incentive Stock Option is granted is the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any subsidiary or parent corporation (within the meaning of Section 424(f) of the Code)), then the option term shall not exceed five (5) years measured from the option grant date and the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of Common Stock on the option grant date.

(F)  If an Incentive Stock Option is exercised after the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

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(e)  Nontransferability of Stock Options. No Stock Option shall be transferable by the Participant other than (i) by will or by the laws of descent and distribution or any other testamentary distribution; or (ii) in the case of a NonQualified Stock Option, unless otherwise determined by the Plan Administrator, to a Permitted Transferee. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such Stock Option is transferred pursuant to this paragraph, it being understood that the term “holder” and “Participant” include such guardian, legal representative and other transferee; provided, however, that Termination of Employment shall continue to refer to the Termination of Employment of the original Participant and provided further that any Award held by transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer to the transferee. Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of death of the Participant, shall thereafter be entitled to exercise the Participant’s Stock Options.

(f)  Termination by Death. Unless otherwise determined by the Plan Administrator at the time of grant, if a Participant incurs a Termination of Employment by reason of death, any Stock Option held by such Participant may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Plan Administrator may determine, for a period of one year from the Participant date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(g)  Termination by Reason of Disability. Unless otherwise determined by the Plan Administrator at the time of grant or, if a longer period of exercise is desired, thereafter, if a Participant incurs a Termination of Employment by reason of Disability, any Stock Option held by such Participant (or the appointed fiduciary of such Participant) may thereafter be exercised by the Participant (or the appointed fiduciary of such Participant), to the extent it was exercisable at the time of termination, or on such accelerated basis as the Plan Administrator may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)  Termination by Reason of Retirement. Unless otherwise determined by the Plan Administrator at the time of grant or, if a longer period of exercise is desired, thereafter, if a Participant incurs a Termination of Employment by reason of Retirement, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Plan Administrator may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i)  Other Termination. Unless otherwise determined by the Plan Administrator at the time of grant or, if a longer period of exercise is desired, thereafter: (A) if a Participant incurs a Termination of Employment for Cause, all Stock Options held by such Participant shall thereupon terminate; and (B) if a Participant incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Stock Option held by such Participant, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Plan Administrator may determine, may be exercised for a period of three months from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

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(j)  Extension of Termination Date. An Award Agreement may also provide that if the exercise of any Stock Option following the termination of the Participant’s Termination of Employment (other than upon the Participant’s death) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Stock Option held by such Participant may be exercised, in lieu of the periods specified in Section 5(f) through Section 5(i), during the three month period after the Participant’s Termination of Employment in which the exercise of the Stock Option would not be in violation of such registration requirements or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k)  Change of Control Termination. A Stock Option held by any Participant who has not suffered a Termination of Employment prior to the effective time of a Change in Control may be subject to additional acceleration of vesting and exercisability upon or after such event as may be provided in the Award Agreement for such Stock Option or as may be provided in any other written agreement between the Company or any Subsidiary or Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

(l)  Cashing Out of Stock Option. On receipt of written notice of exercise, the Plan Administrator may (unless such election would cause this Plan to be treated as a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code or the Treasury regulations thereunder) elect to cause the Company to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the Option Price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

SECTION 6.	Restricted Stock

(a)  Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Plan Administrator shall determine the Participants to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 6(c).

(b)  Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Plan Administrator may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of Century Casinos, Inc. 2005 Equity Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of Century Casinos, Inc.”

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The Plan Administrator may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c)  Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(i)  The Plan Administrator may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Plan Administrator does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may nonetheless condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Plan Administrator may also condition the grant or vesting thereof upon the continued service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Plan Administrator may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied.

(ii)  Subject to the provisions of the Plan and the Award Agreement referred to in Section 6(c)(vi), during the period, if any, set by the Plan Administrator, commencing with the date of such Award for which such Participant’s continued service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that, to the extent permitted by applicable law, the foregoing shall not prevent a Participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the Option Price for Stock Options.

(iii)  Except as provided in this Section 6(c)(iii) and Section 6(c)(i) and Section 6(c)(ii) and the Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Plan Administrator in the applicable Award Agreement and subject to Section 14(g), (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals, and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals.

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(iv)  Except to the extent otherwise provided in the applicable Award Agreement or Section 6(c)(i), Section 6(c)(ii), Section 6(c)(v) or Section 10(a), upon a Participant’s Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant; provided, however, that the Plan Administrator shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a Participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant’s employment is terminated by reason of death or Disability, by the Company without Cause or by the Participant for “Good Reason” (as defined in any applicable Individual Agreement)) with respect to any or all of such Participant’s shares of Restricted Stock.

(v)  If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the Participant upon surrender of the legended certificates; provided, however, that such certificates may bear any securities law legends which the Plan Administrator determines are appropriate.

(vi)  Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

SECTION 7.	Performance Units

(a)  Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Plan Administrator shall determine the Participants to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any Participant, the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 7(b).

(b)  Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:

(i)  The Plan Administrator may, prior to or at the time of the grant, designate Performance Units as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the attainment of Performance Goals. If the Plan Administrator does not designate Performance Units as Qualified Performance-Based Awards, it may nonetheless condition the settlement thereof upon the attainment of Performance Goals. Regardless of whether Performance Units are Qualified Performance-Based Awards, the Plan Administrator may also condition the settlement thereof upon the continued service of the Participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the Award Agreement referred to in Section 7(b)(iv), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. No more than 200,000 shares of Common Stock may be subject to Qualified Performance Based Awards granted to any Eligible Individual in any fiscal year of the Company.

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(ii)  Except to the extent otherwise provided in the applicable Award Agreement or this Section 7(b)(ii) or Section 10(a), upon a Participant’s Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, all rights to receive cash or stock in settlement of the Performance Units shall be forfeited by the Participant; provided, however, that the Plan Administrator shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Units that are Qualified Performance-Based Awards, satisfaction of the applicable Performance Goals unless the Participant’s employment is terminated by reason of death or Disability by the Company without Cause or by the Participant for Good Reason) with respect to any or all of such Participant’s Performance Units.

(iii)  At the expiration of the Award Cycle, the Plan Administrator shall evaluate the Company’s performance in light of any Performance Goals for such Award, and shall determine the number of Performance Units granted to the Participant which have been earned, and the Plan Administrator shall then cause to be delivered (A) a number of shares of Common Stock equal to the number of Performance Units determined by the Plan Administrator to have been earned, or (B) cash equal to the Fair Market Value of such number of shares of Common Stock to the Participant, as the Plan Administrator shall elect.

(iv)  Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

SECTION 8.	Tax Offset Bonuses

At the time an Award is made hereunder or at any time thereafter, the Plan Administrator may grant to the Participant receiving such Award the right to receive a cash payment in an amount specified by the Plan Administrator, to be paid at such time or times (if ever) as the Award results in compensation income to the Participant, for the purpose of assisting the Participant to pay the resulting taxes, all as determined by the Plan Administrator and on such other terms and conditions as the Plan Administrator shall determine.

SECTION 9.	Other Stock-Based Awards

Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) dividend equivalents and convertible debentures, may be granted either alone or in conjunction with other Awards granted under the Plan.

SECTION 10.	Change in Control Provisions

(a)  Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Plan Administrator in any Award Agreement, in the event of a Change in Control, then with respect to Awards that are held by Participants who have not suffered a Termination of Employment prior to the effective time of the change of control transaction.

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(i)  Any Stock Options outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

(ii)  The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested.

(iii)  All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be settled in cash or Shares, as determined by the Plan Administrator, as promptly as is practicable.

(iv)  All restrictions on other Awards shall lapse and such Awards shall become free of all restrictions and become fully vested.

The vesting of such Awards (and, if applicable, the time at which such Awards may be exercised) shall (contingent upon the effectiveness of the Change in Control transaction) be accelerated in full to a date prior to the effective time of such Change in Control transaction as the Plan Administrator shall determine (or, if the Plan Administrator shall not determine such a date, to the date that is five (5) days prior to the effective time of the Change in Control transaction), the Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Awards held by Participants who have not suffered a Termination of Employment shall (contingent upon the effectiveness of the Change in Control transaction) lapse. With respect to any other Awards outstanding under the Plan, the vesting of such Awards (and, if applicable, the time at which such Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Subsidiary or Affiliate and the holder of such Award, and such Awards shall terminate if not exercised (if applicable) prior to the effective time of the Change in Control transaction.

(b)  Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i)  An acquisition by any individual, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33⅓% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, (4) any acquisition pursuant to a transaction which complies with clauses (1), (2) or (3) of this Section 10(b)(i), or

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(5) any Change in Control triggered solely because the percentage of Outstanding Company Common Stock or Outstanding Company Voting Securities held by any Person (the “Subject Person”) exceeds the designated percentage threshold thereof as a result of a repurchase or other acquisition of securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur; or

           (ii)  A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 10(b)(ii), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii)  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 33⅓% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

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(iv)  The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an Award Agreement between the Company or any Subsidiary and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an Award Agreement, the foregoing definition shall apply).

SECTION 11.	Forfeiture of Awards

Notwithstanding anything in the Plan to the contrary, the Plan Administrator shall have the authority under the Plan to provide in any Award Agreement that in the event of serious misconduct by a Participant (including, without limitation, any misconduct prejudicial to or in conflict with the Company or its Subsidiaries or Affiliates, or any Termination of Employment for Cause), or any activity of a Participant in competition with the business of the Company or any Subsidiary or Affiliate, any outstanding Award granted to such Participant shall be cancelled, in whole or in part, whether or not vested. The determination of whether a Participant has engaged in a serious breach of conduct or any activity in competition with the business of the Company or any Subsidiary or Affiliate shall be determined by the Plan Administrator in its sole discretion. This Section 11 shall have no application following a Change in Control.

SECTION 12.	Term, Amendment and Termination

The Plan will terminate on the tenth anniversary of the Effective Date. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option or a recipient of a Restricted Stock Award, Performance Unit Award or other Award theretofore granted without the Participant’s or recipient’s consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or stock exchange rules.

The Plan Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or impair the rights of any holder without the holder’s consent except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.

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Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 13.	Unfunded Status of Plan

It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Plan Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Plan Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION 14.	General Provisions

(a)  Availability of Shares. During the terms of any Awards under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

(b)  Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

(i)  Listing or approval for listing upon notice of issuance, of such shares on NASDAQ, or such other securities exchange as may at the time be the principal market for the Common Stock;

(ii)  Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Plan Administrator shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

(iii)  Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Plan Administrator shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

(c)  Investment Assurances. The Company may require a Participant, as a condition of acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

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The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(d)  No Limit of Other Arrangements.  Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

(e)  No Contract of Employment. The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

(f)  Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes in the Participant’s or the Permitted Transferee’s tax home country with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, that not more than the legally required minimum withholding may be settled with Common Stock. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Plan Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

(g)  Dividends. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

(h)  Death Beneficiary. The Plan Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid or by whom any rights of the Participant, after the Participant’s death, may be exercised.

(i)  Subsidiary Employees. In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Plan Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Plan Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Plan Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled should revert to the Company.

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(j)  Use of Proceeds From Stock. Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

(k)  Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

(l)  Nontransferability. Except as otherwise provided in Section 5(e) or by the Plan Administrator, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

(m)  Modifications Regarding Foreign Laws. In the event an Award is granted to a Participant who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Plan Administrator may, in its sole discretion, (i) modify the provisions of the Plan as they pertain to such individual to comply with applicable foreign law and (ii) provide for the issuance of securities evidencing interests in Common Stock, with such securities reducing the shares available for issuance under the Plan based upon the number of shares of Common Stock underlying (or otherwise evidenced by) such securities.

SECTION 15.	Effective Date of Plan

The Plan shall be effective as June 17, 2005 (the “Effective Date”), provided that it is approved by the stockholders of the Company in accordance with all applicable laws, regulations and stock exchange rules and listing standards.

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PROXY CARD

Century Casinos, Inc.

                            ☐ Mark this box with an X if you have made
                                                               changes to your name or address details above.
Annual Meeting Proxy Card

A   Election of Directors

The Board of Directors recommends a vote FOR election of the following nominee.
To elect one Class II director to the Board of Directors:

                      For   Withhold
01 - Peter Hoetzinger       ☐        ☐

B  Issue

The Board of Directors recommends a vote FOR the following proposal.

2. To consider and approve the adoption of the       For       Against       Abstain
    Company’s 2005 Equity Incentive Plan.        ☐  ☐  ☐

C Other Issue

3. In their discretion, the Proxies are authorized                         For     Against      Abstain
 to vote upon such other business as may properly come before the meeting.           ☐     ☐      ☐

I plan to attend the meeting.        Yes    No
                                   ☐        ☐

D Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

Signature 1 - Please keep signature within the box       Signature 2 - Please keep signature within the box        Date (mm/dd/yyyy)

________________________________________  ________________________________________  ________________________________________

Proxy - Century Casinos, Inc.

This Proxy is Solicited by the Board of Directors

The undersigned stockholder of Century Casinos, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders, to be held on Friday, June 17, 2005, at the Vienna, Marriott Hotel Parkring 12a, Wien, Austria, Europe and hereby appoints Erwin Haitzmann or Peter Hoetzinger, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as stated on the reverse side.

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the nominee in Proposal 1 and the approval of the adoption of the 2005 Equity Incentive Plan in Proposal 2.